SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

              Date of Report (November 16, 1998)(November18, 1998)

                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

               DELAWARE                                   13-3385513
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)

    555 Broadway, New York, New York                        10012
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (212) 343-6100

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 18, 1998
--------------------------------------------------------------------------------

Item 5. Other Events

On September 16, 1998, the Board of Directors of the Company approved, subject to approval of the holders of the Company's Class A Stock, $.01 par value (the "Class A Stock"), two new employee benefit programs - the Scholastic Corporation 1998 Employee Stock Purchase Plan (the "Employee Plan") and the Scholastic Corporation Management Stock Purchase Plan (the "Management Plan;" the Employee Plan and the Management Plan are collectively referred to as the "Plans"). The Plans are designed to encourage broad-based employee stock ownership by enabling eligible employees of the Company to acquire the Company's Common Stock, $.01 par value (the "Common Stock").

Although only holders of Class A Stock have the right to vote to approve the Plans, the Board of Directors of the Company believes that it is important that all of the Company's stockholders be provided, for their information, the opportunity to become acquainted with the key terms of the Plans. Accordingly, a description of the proposed Plans (attached hereto as Exhibit 99.1) was mailed on or about November 16, 1998 to holders of record of the Company's Common Stock as of November 6, 1998 for their information.

The Employee Plan allows eligible employees to purchase Common Stock at a discount through payroll deductions. The Employee Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Any employee who is a "5% owner" of the Company's securities may not participate in the Employee Plan. In addition, as described below, specified employees may be excluded from participation in the Employee Plan

The Management Plan is intended to create a means to provide deferred compensation to selected management employees of the Company and its affiliates and to raise their level of stock ownership in the Company. The Management Plan allows eligible employees to purchase restricted stock units ("RSUs") on a pretax basis and at a discount (subject to certain conditions) with amounts that would otherwise be paid as cash bonuses under the Company's Annual Incentive Plan. The Management Plan will at all times be entirely unfunded, and no participant or other person will own any interest in any particular assets of the Company or any of its affiliates (including Common Stock) by reason of the right to receive payment under the Management Plan until distribution of any vested amount. It is anticipated that the Management Plan will generally cover vice-presidents and above and that employees who participate in the Management Plan will not be eligible to participate in the Employee Plan.

Both Plans may be amended, frozen or terminated at any time. No amendment will be effective unless approved by the holders of Class A Stock of the Company if such stockholder approval of such amendment is required to comply with Section 423 of the Code (solely with regard to the Employee Plan) or any applicable law, regulation or stock exchange rule.


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

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 18, 1998
--------------------------------------------------------------------------------

(Item 5 continued)

A maximum of 200,000 shares of Common Stock have been reserved under the Employee Plan and a maximum of 150,000 shares have been reserved under the Management Plan, in each case, subject to adjustment in certain events. The shares available under either Plan may be treasury shares or authorized but unissued shares and, in the case of the Employee Plan, shares may also be purchased on the open market.

The foregoing is summary of the Plans and is qualified in its entirety by the plan documents. Copies of the proposed Employee Plan and Management Plan being submitted for approval by the holders of Class A Stock are included hereto as
Exhibit 10.14 and Exhibit 10.15, respectively.

Item 7. Exhibits

            Exhibit
            Number      Description of Document
            ------      -----------------------

            10.14 Proposed form of the Scholastic Corporation 1998 Employee Stock Purchase Plan.

            10.15 Proposed form of the Scholastic Corporation Management Stock Purchase Plan.

            99.1        Letter to Stockholders, dated November 16, 1998.


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

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 18, 1998
--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCHOLASTIC CORPORATION
                                            (Registrant)


                                            /s/ Richard Robinson
Date: November 18, 1998                     --------------------------------
                                            Richard Robinson
                                            Chairman, Chief Executive Officer &
                                             President


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

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 18, 1998
EXHIBIT INDEX
--------------------------------------------------------------------------------

Exhibit Number          Description of Document      Page Number in Sequentially
--------------          -----------------------             Numbered Copy
                                                            -------------

Exhibit 10.14      Proposed form of Scholastic                   E-1
                   Corporation 1998 Employee Stock
                   Purchase Plan.

Exhibit 10.15      Proposed form of Scholastic                   E-2
                   Corporation Management Stock
                   Purchase Plan

Exhibit 99.1       Letter to Stockholders, dated                 E-3
                   November 16, 1998


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